ONE DILIGENCE

FORMABSDUE
DILIGENCE-15E

SEC 2917 (6-15) Persons who respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

UNITED STATES

SECURITY AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATE OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES

FOR ASSET BACKED-SECURITIES

Pursuant 17 CFR 240.17g-10, this Form must be used by a person providing third-party due diligence services in connection with an asset-backed security to comply with section 15E(s)(4)(B) of the Securities Exchange Act of 1934 requires a person providing the due diligence services to provide a written certification to any nationally recognized statistical rating organization that produces a credit rating to which such due diligence relate.

Item 1. Identity of the person providing third-party due diligence services

Legal Name: OneDiligence, LLC

Business Name (if Different): OneDiligence, LLC.

Principle Business Address: 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

Item 2. Identity of the person who paid the person to provide third-party due diligence services

Legal Name: SAIF I Trust (also referred to as “The Requestor” in this form)

Business Name (if Different): Sage Residential Management, LLC

Principle Business Address: 192 Headquarters Plaza, East Tower, 6th Floor Morristown, NJ 09960

Item 3. Credit rating criteria

If the due diligence performed by the third party is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization, identify the national recognized statistical rating organization and the title and date of the published criteria (more than one nationally recognized statistical rating organization may be identified).

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due-Diligence Criteria for U.S. RMBS Transactions, September 30, 2024
S&P Global Ratings	Global Methodology And Assumptions: Assessing Pools Of Residential Loans—U.S. And Canada Supplement, Feb 21, 2025

Item 4. Description of the due diligence performed

Provide a description of the scope and manner of the due diligence services performed in connection with the review of assets that is sufficiently detailed to provide an understanding of the steps taken in performing the review. Include in the description: (1) the type of assets that were reviewed; (2) the sample size of the assets reviewed; (3) how the sample size was determined and, if applicable, computed; (4) whether the accuracy of information or data about the assets provided, directly or indirectly, by the securitizer or originator of the assets was reviewed and, if so, how the review was conducted; (5) whether the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements was reviewed and, if so, how the review was conducted; (6) whether the value of collateral securing such assets was reviewed and, if so, how the review was conducted; (7) whether the compliance of the originator of the assets with federal, state, and local laws and regulations was reviewed and, if so, how the review was conducted; and (8) any other type of review that was part of the due diligence services conducted by the person executing this Form. This description should be attached to the Form and contain the heading “Item 4.” Provide this description regardless of whether the due diligence performed is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization.

Item 5. Summary of findings and conclusions of review

Provide a summary of the findings and conclusions that resulted from the due diligence services that is sufficiently detailed to provide an understanding of the findings and conclusions that were conveyed to the person identified in Item 2. This summary should be attached to the Form and contain the heading “Item 5.”

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

Name of Person Identified in Item 1: Alex Goldovsky, CEO One Diligence, LLC

(Print name of duly authorized person)

Date: 03/10/2026

Signature:

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

Annex #1 to Form ABS Due Diligence 15E

Description of the due diligence services performed

Provide a description of the scope and manner of the due diligence services performed in connection with the review of assets that is sufficiently detailed to provide an understanding of the steps taken in performing the review. Include in the description:

(1) Type of assets that were reviewed.

One Diligence LLC performed due diligence services as described below utilizing Credit/Compliance scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Sage Residential Management, LLC and/or its affiliates (“Client”) and were reviewed by One Diligence LLC on behalf of the Client. The mortgage loans were via files imaged and provided by the Client.

The Credit/Compliance Review population reviewed is comprised of Nine Hundred Seventy (970) mortgage loans that were originally reviewed from 05/30/2025 to 01/07/2026

(2) Sample size of the assets reviewed.

The mortgage loan review was broken down into the following review scopes:

▪	“Compliance Review”:	970 Mortgage Loans
▪	“Credit Review”:	970 Mortgage Loans
▪	“Property Review”	970 Mortgage Loans
▪	“Data Integrity”	970 Mortgage Loans

(3) Determination of the sample size and computation.

One Diligence LLC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by One Diligence LLC.

(4) Quality or integrity of information or data about the assets: review and methodology.

For Nine Hundred Seventy (970) mortgage loans, One Diligence LLC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by One Diligence LLC . This comparison, when data was available, included the following data fields:

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

Last Name	Loan Amount	QM Status	Origination Date

First Name	First Payment Date	Senior Lien Amount	LTV

Address	Original Rate	Amortization Term	CLTV

City	Original Term	Documentation Type	Amortization Type

State	Maturity Date	Lien Position	DTI

Closing Date	Borrower Count	Credit Score	Funding Date

Zip

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Although a credit review may not be required for loans with greater than two (2) years of seasoning under NRSRO criteria, ONEDILIGENCE LLC did conduct a credit review at the time of its initial review for Nine Hundred Seventy (970) mortgage loans. At that time, ONEDILIGENCE LLC reviewed the asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to ONEDILIGENCE LLC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

The loans originated to SAGE RESIDENTIAL Guidelines (SRM CES UW GL dated 5-28-2025 and SRM CES UW GL dated 01-01-2026)

Credit Application: For the Credit Application, ONEDILIGENCE LLC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history

Credit Report: ONEDILIGENCE LLC ‘s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, ONEDILIGENCE LLC : (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered date required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

Employment and Income: ONEDILIGENCE LLC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, and (vi) IRS tax transcripts.

Asset Review: ONEDILIGENCE LLC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, ONEDILIGENCE LLC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by ONEDILIGENCE LLC . During the course of this review, ONEDILIGENCE LLC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: ONEDILIGENCE LLC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, ONEDILIGENCE LLC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

Fraud Review: ONEDILIGENCE LLC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, ONEDILIGENCE LLC conditioned the mortgage loan for the missing fraud report product.

If a report was present, ONEDILIGENCE LLC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, ONEDILIGENCE LLC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: ONEDILIGENCE LLC ‘s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: ONEDILIGENCE LLC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area(s) listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

(6) Value of collateral securing the assets: review and methodology.

Although a value/property review may not be required for loans with greater than two (2) years of seasoning under NRSRO criteria, ONEDILIGENCE LLC did conduct a review of the value of the underlying collateral at the time of its initial review for Nine Hundred Seventy (970) mortgage loans. For these Nine Hundred Seventy (970) mortgage loans, ONEDILIGENCE LLC reviewed the mortgage loans to ensure the value of the collateral securing the assets met applicable underwriting guidelines.

ONEDILIGENCE LLC ‘s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. ONEDILIGENCE LLC ‘s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

With regard to the use of comparable properties, ONEDILIGENCE LLC ‘s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of ONEDILIGENCE LLC ‘s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to ONEDILIGENCE LLC or if it was not directly accessible that another valuation product that was directly accessible to ONEDILIGENCE LLC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, ONEDILIGENCE LLC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, ONEDILIGENCE LLC created an exception and worked with the client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in ONEDILIGENCE LLC ‘s review resulted in a variance of more than 10% then the client was notified of such variance, and a second independent valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

ONEDILIGENCE LLC completed a Compliance Review on Nine Hundred Seventy (970) mortgage loans. Please be advised that ONEDILIGENCE LLC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by ONEDILIGENCE LLC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which ONEDILIGENCE LLC is relying in reaching such findings.

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

Please be further advised that ONEDILIGENCE LLC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by ONEDILIGENCE LLC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to ONEDILIGENCE LLC. Information contained in any ONEDILIGENCE LLC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged ONEDILIGENCE LLC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by ONEDILIGENCE LLC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. ONEDILIGENCE LLC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by ONEDILIGENCE LLC .

ONEDILIGENCE LLC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period;

vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s).

c)	Tolerances (§§1026.18, 14 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements.

f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, ONEDILIGENCE LLC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, ONEDILIGENCE LLC ‘s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

g)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

h)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

i)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II)	Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the mortgage loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;

ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and

x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III)       Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):

i)	confirm the presence of LE for applications on or after October 3, 2015;

ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;

iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;

vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);

viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and

ix)	confirm LE was not provided to the borrower on or after the date of the CD.

b)	Closing Disclosure (CD) (§§1026.19 and 38):

i)	confirm the presence of CD for applications on or after October 3, 2015;

ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;

iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;

v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;

vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

c)	Your Home Loan Toolkit (§1026.19):

i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

ONEDILIGENCE LLC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). ONEDILIGENCE LLC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, ONEDILIGENCE LLC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, ONEDILIGENCE LLC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, ONEDILIGENCE LLC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, ONEDILIGENCE LLC reviews the mortgage loan to determine whether, based on available information in the file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, ONEDILIGENCE LLC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

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For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, ONEDILIGENCE LLC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, ONEDILIGENCE LLC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

ONEDILIGENCE LLC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability (the consumer’s current employment status); (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

ONEDILIGENCE LLC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). ONEDILIGENCE LLC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. ONEDILIGENCE LLC ‘s review is based on information contained in the mortgage loan file at the time it is provided to ONEDILIGENCE LLC to review, and only reflects information as of that point in time.

(V)	The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation; and

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

ONEDILIGENCE LLC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time ONEDILIGENCE LLC reviewed the mortgage loans and thus have not yet been recorded. ONEDILIGENCE LLC verified that documents in the file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, ONEDILIGENCE LLC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

ONEDILIGENCE LLC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, ONEDILIGENCE LLC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

In addition, ONEDILIGENCE LLC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review

ONEDILIGENCE LLC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);

▪	Underwriting summary / loan approval (1008);

▪	Credit report;

▪	Income and employment documentation;

▪	4506T;

▪	Asset documentation;

▪	Sales contract;

▪	Hazard and/or flood insurance policies;

▪	Copy of note for any junior liens;

▪	Appraisal or AVM

▪	Title/Preliminary Title;

▪	Final 1003;

▪	Changed circumstance documentation;

▪	Right of Rescission Disclosure;

▪	Mortgage/Deed of Trust;

▪	Note;

▪	Mortgage Insurance;

▪	Tangible Net Benefit Disclosure;

▪	Subordination Agreement;

▪	FACTA disclosures;

▪	Notice of Special Flood Hazards;

▪	Initial and final GFE’s;

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

▪	HUD from sale of previous residence;

▪	Final HUD-1;

▪	Initial TIL;

▪	Final TIL;

▪	Loan Estimates;

▪	Closing Disclosures; and

▪	Certain other disclosures related to the enumerated tests set forth herein.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above.

OVERALL RESULTS SUMMARY (970 Mortgage Loans)

ONEDILIGENCE LLC ‘s review to NRSRO grading requirements only covers Nine Hundred Seventy (970) mortgage loans. Within those mortgage loans, ONEDILIGENCE LLC graded Six Hundred Seventy-One (671) mortgage loans an

“A” and Two Hundred Ninety-Nine (299) mortgage loans a “B.”

	#	#	#	#
NRSRO Grade
	Compliance	Credit	Property	Overall

A	722	942	927	671

B	248	28	43	299

C	0	0	0	0

D	0	0	0	0

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Annex #2 to Form ABS Due Diligence 15E

Item 5. Summary of findings and conclusions of review

TAPE INTEGRITY REVIEW RESULTS SUMMARY (970 Mortgage Loans)

Of the Nine Hundred Seventy (970) mortgage loans reviewed 872 (89.90%) mortgage loans had tape discrepancies across 25 unique data fields.

Field Label	# Variances	# Loans	% # Loans

Modification_Exist	15	970	1.55%
TapeBorrowerCount	3	970	0.31%
TapeClosingDate	7	970	0.72%
TapeCLTV	466	970	48.04%
TapeDebtToIncomeRatio	412	970	42.47%
TapeFICO	42	970	4.33%
TapeLender	1	970	0.10%
TapeLTV	15	970	1.55%
TapeMINNum	1	970	0.10%
TapePropertyCity	1	970	0.10%
TapePropertyType	2	970	0.21%
TapePropertyZip	1	970	0.10%
Tape Purpose	4	970	0.41%
TapeTerm	468	970	48.25%

ADDITIONAL LOAN POPULATION SUMMARY (970 Mortgage Loans)

Amortization Type	# Loans	% of Loans	Orig Bal	% of Orig Bal

Fixed	970	100%	$83,298,579.00	100%

Total	970	100%	$83,298,579.00	100%

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

Lien Position	# Loans	% of Loans	Orig Bal	% of Orig Bal

2	970	100%	$83,298,579.00	100%

Total	970	100%	$83,298,579.00	100%

Loan Purpose	# Loans	% of Loans	Orig Bal	% of Orig Bal

Purchase	0	0	0	0

Refinance	970	100%	$83,298,579.00	100%

Total	970	100%	$83,298,579.00	100%

Original Term	# Loans	% of Loans	Orig Bal	% of Orig Bal

240 Months	532	54.845%	$44,842,713.00	53.834%

360 Months	438	45.155%	$38,455,866.00	46.166%

Total	970	100%	$11,741,126.00	100%

Occupancy	# Loans	% of Loans	Orig Bal	% of Orig Bal

Primary	970	100%	$83,298,579.00	100%

Total	148	100%	$83,298,579.00	100%

Thank you,

One Diligence LLC, subsidiary of ProTitleUSA

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

About One Diligence LLC

Legal entity name: “One Diligence LLC” is also referred in this document as “One Diligence”.

One Diligence, LLC is a leader in AI/ML advanced due diligence, analytics and due diligence reporting, providing services for capital markets for over 15 years for acquisition, sale and securitization of residential and commercial mortgages. One Diligence, LLC is servicing a variety of clients, such as GSEs, federal/state and local government entity, services, REITs, large- medium- & small investors, attorneys and many lenders.

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

OVERVIEW

This document certifies the provision of third-party due diligence services for asset-backed securities, following the requirements stipulated by the United States Securities and Exchange Commission (SEC). The certification is rendered under Form ABS Due Diligence-15E, in accordance with 17 CFR 240.17g-10.

IDENTIFICATION OF PARTIES

1. PROVIDER OF DUE DILIGENCE SERVICES

Legal Name: OneDiligence, LLC

Business Name: OneDiligence, LLC

Principal Address: 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

2. ENGAGING PARTY

Legal Name: SAIF I Trust (hereafter “The Requestor”)

Business Name: Sage Residential Management, LLC

Principal Address: 192 Headquarters Plaza, East Tower, 6th Floor, Morristown, NJ 09960

CREDIT RATING CRITERIA

If the due diligence is intended to satisfy nationally recognized statistical rating organization (NRSRO) criteria, the following applies:

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due-Diligence Criteria for U.S. RMBS Transactions, September 30, 2024
S&P Global Ratings	Global Methodology And Assumptions: Assessing Pools Of Residential Loans—U.S. And Canada Supplement, Feb 21, 2025

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

DESCRIPTION OF DUE DILIGENCE SERVICES

The following provides an overview of the scope and methodology of the due diligence services performed:

●	Type of Assets Reviewed: 970 mortgage loans originated by multiple parties, purchased by Sage Residential Management, LLC or its affiliates, and evaluated by OneDiligence, LLC.

●	Sample Size: 970 mortgage loans for Compliance, Credit, Property, and Data Integrity reviews.

●	Sample Determination: The review was limited to loans provided to OneDiligence; overall securitization sample size is not known.

●	Data Verification: Data fields from the client’s bid tape were compared to source documents for accuracy across key fields (e.g., borrower information, loan terms, property details).

●	Underwriting and Guideline Conformity: Full credit review was conducted to confirm adherence to stated underwriting and credit extension guidelines, including Ability to Repay (ATR) and Qualified Mortgage (QM) standards.

●	Collateral Valuation: Appraisals and property values were reviewed to ensure compliance with underwriting standards and industry guidelines.

●	Regulatory Compliance: Reviewed for adherence to federal, state, and local laws and regulations including TILA, RESPA, Dodd-Frank, and others, as applicable.

●	Additional Reviews: Title documentation, occupancy, employment and income verification, asset verification, insurance, fraud detection, document completeness, and recording status were examined.

SUMMARY OF FINDINGS AND CONCLUSIONS

The following summarizes the results and conclusions drawn from the due diligence review:

●	Nine Hundred Seventy (970) mortgage loans were reviewed according to NRSRO guidelines.

●	Loans were graded according to compliance, credit, property, and overall standards, with the majority receiving high marks.

●	Tape integrity checks identified variances across several data fields.

●	Additional loan population summaries included breakdowns by amortization type, lien position, loan purpose, term, and occupancy.

IDENTIFICATION OF PARTIES

This certification affirms that the due diligence review described above has been conducted thoroughly, and that all information provided is accurate to the best knowledge of the undersigned.

Authorized Representative: Alex Goldovsky, CEO, OneDiligence, LLC

Date: 03/10/2026

Signature:

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

ABOUT ONEDILIGENCE, LLC

OneDiligence, LLC, is a leader in advanced AI/ML-based due diligence, analytics, and reporting for capital markets. For over fifteen years, the company has served a wide range of clients—including GSEs, government entities, REITs, investors, attorneys, and lenders—supporting acquisition, sale, and securitization of residential and commercial mortgages.

One Diligence, LLC - 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225